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                              SUBJECT TO REVISION

              Preliminary Term Sheet and Computational Materials

                               October 27, 2004

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                                $1,993,186,000
                         Whole Auto Loan Trust 2004-1

                   Bear Stearns Asset Backed Funding II Inc.
                                   Depositor

                     Bear Stearns Asset Receivables Corp.
                                   Servicer

                  DaimlerChrysler Services North America LLC
                           Ford Motor Credit Company
                     General Motors Acceptance Corporation
                             Receivables Servicers



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     The information contained in the attached materials is referred to as the
"Information".

     The attached Term Sheet has been prepared by Bear, Stearns & Co. Inc. Neither Bear, Stearns & Co. Inc. ("Bear Stearns") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

     Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Bear Stearns Trading Desk at (212) 272-4955.

     General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns by calling the telephone number listed above.


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


Class A-2B         25,000,000      Aaa / AAA / AAA    Fixed Rate      30 / 360       1.00 / 1.00           6              13

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Principal     Principal
                                                                                   Weighted Average       Lockout        Window
             Principal Amount     Expected Ratings                                Life to 10% Call / to (months) to    (months) to
    Class          ($)           (Moody's/S&P/Fitch)   Coupon Type    Day Count     Maturity (years)      10% Call       10% Call
-----------------------------------------------------------------------------------------------------------------------------------
Class A-1         548,000,000     P-1 / A-1+ /F1+     Fixed Rate     Actual / 360     0.25 / 0.25           0              7
Class A-2A        608,000,000     Aaa / AAA / AAA     Fixed Rate       30 / 360       1.00 / 1.00           6             13
Class A-2B         25,000,000     Aaa / AAA / AAA     Fixed Rate       30 / 360       1.00 / 1.00           6             13
Class A-3         432,000,000     Aaa / AAA / AAA     Fixed Rate       30 / 360       2.00 / 2.00          18             13
Class A-4         309,720,000     Aaa / AAA / AAA     Fixed Rate       30 / 360       2.86 / 3.18          30              6
Class B            50,333,000       A1 / A / A+       Fixed Rate       30 / 360       1.79 / 1.79           7             29
Class C            20,133,000     Baa1 / BBB / BBB+   Fixed Rate       30 / 360       1.73 / 1.73           7             26
-----------------------------------------------------------------------------------------------------------------------------------




Class A-2B          May-05            May-07

---------------------------------------------
              First Principal     Legal Final
    Class      Payment Date      Payment Date
---------------------------------------------
Class A-1      November-04        October-05
Class A-2A          May-05            May-07
Class A-2B          May-05            May-07
Class A-3           May-06           June-08
Class A-4           May-07          March-11
Class B            June-05          March-11
Class C            June-05          March-11
---------------------------------------------



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                      SUMMARY OF TERMS OF THE SECURITIES

The following summary is a short description of the main terms of the offering of the securities. For that reason, this summary does not contain all of the information that may be important to you. To fully understand the terms of the offering of the securities, you will need to read both the prospectus supplement and the prospectus in their entirety.

Issuer

Whole Auto Loan Trust 2004-1, a Delaware statutory trust, will use the proceeds from the issuance and sale of the securities to purchase from the depositor a pool of retail installment sale contracts and loans secured by new and used automobiles and light-duty trucks, which constitute the receivables. The trust will rely upon collections on the receivables and the funds on deposit in certain accounts to make payments on the securities. The trust will be solely liable for the payment of the securities.

Depositor

Bear Stearns Asset Backed Funding II Inc.

Offered Securities

The following securities are being offered by the prospectus supplement:

     $548,000,000 Class A-1 [0]% Asset Backed Notes.

     $608,000,000 Class A-2A [0]% Asset Backed Notes.

     $25,000,000 Class A-2B [0]% Asset Backed Notes.

     $432,000,000 Class A-3 [0]% Asset Backed Notes.

     $309,720,000 Class A-4 [0]% Asset Backed Notes.

     $50,333,000 Class B [0]% Asset Backed Notes.

     $20,133,000 Class C [0]% Asset Backed Notes.

The Class A-1 Notes, Class A-2A Notes, Class A-2B Notes, Class A-3 Notes and Class A-4 Notes are collectively referred to as the Class A Notes. The Class A-2A Notes and the Class A-2B Notes are collectively referred to herein as the Class A-2 Notes. The Class A Notes, Class B Notes and Class C Notes are collectively referred to as the "offered notes".

The trust will also issue (i) $55,366,000 Class D [?]% Asset Backed Notes and
(ii) at least one class of Asset Backed Certificates, none of which are being offered by the prospectus supplement or the prospectus.

Closing Date

The trust expects to issue the securities on November 9, 2004.

Cut-off Date

October 1, 2004, except for the receivables originated by DaimlerChrysler Services North America LLC. The cut-off date for those receivables is September 27, 2004. The statistical information regarding the receivables contained in the prospectus supplement was calculated as of the applicable cut-off date for each receivable.

Sellers


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Auto Loan Funding Trust II, a Delaware statutory trust and an affiliate of the depositor and Bear, Stearns & Co. Inc., will sell to the depositor the receivables originated or acquired by General Motors Acceptance Corporation or its subsidiaries.

Auto Loan Funding Trust III, a Delaware statutory trust and an affiliate of the depositor and Bear, Stearns & Co. Inc., will sell to the depositor the receivables originated by Ford Motor Credit Company.

Auto Loan Funding Trust IV, a Delaware statutory trust and an affiliate of the depositor and Bear, Stearns & Co. Inc., will sell to the depositor the receivables originated by DaimlerChrysler Services North America LLC.

Originators or Acquirers

DaimlerChrysler Services North America LLC, Ford Motor Credit Company and General Motors Acceptance Corporation or its subsidiaries originated or acquired the receivables that will be transferred to the trust.

Servicer

Bear Stearns Asset Receivables Corp. The servicer is an affiliate of the depositor and Bear, Stearns & Co. Inc., an underwriter. The servicer was formed in November 2002 and has limited operating history and no experience in servicing motor vehicle retail installment sale contracts or loans. The servicer will subcontract with the receivables servicers listed below to perform the servicer's obligations to use its reasonable efforts to collect amounts due on the receivables. The Bear Stearns Companies Inc., the parent of the servicer, will guarantee the obligations of the servicer under the sale and servicing agreement.

The aggregate servicing fee paid each month will equal 1/12th of 1.02% of the aggregate principal balance of the receivables at the beginning of the previous calendar month, payable as follows:

     o A servicing fee equal to 1/12th of 1.00% of the aggregate principal balance of the respective receivables serviced by a receivables servicer will be payable to it out of collections made by it.

     o The servicer will be entitled to the remaining portion of the aggregate servicing fee equal to 1/12th of 0.02% of the aggregate principal balance of all of the receivables for its data administration and reporting duties.

In addition to the servicing fee, the receivables servicers will be entitled to any late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law.

Receivables Servicers

     o DaimlerChrysler Services North America LLC with respect to the receivables originated by it;

     o Ford Motor Credit Company with respect to the receivables originated by it; and

     o General Motors Acceptance Corporation with respect to the receivables originated or acquired by it or its subsidiaries.

Each receivables servicer will be contractually liable solely to the servicer to perform the receivables servicer's servicing obligations in respect of the receivables originated or acquired by it or its subsidiaries. A receivables servicer will not have any liability to the trust.

Owner Trustee

Wilmington Trust Company, a Delaware banking and trust corporation.


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Indenture Trustee

JPMorgan Chase Bank, a New York banking corporation.

Administrator

Bear Stearns Investment Products, Inc.

Payment Dates

On the 15th day of each month (or if the 15th day is not a Business Day, the next Business Day), the trust will pay interest and principal on the securities.

First Payment Date

The first payment date will be November 15, 2004.

Record Dates

On each payment date, the trust will pay interest and principal, if any, to the holders of the securities as of the related record date. The record dates for the securities will be the day immediately preceding the payment date. If definitive securities are issued for the securities, the record date will be the last day of the month immediately preceding the payment date.

Interest Rates

The trust will pay interest on the offered notes at their respective fixed per annum rates.

Interest Accrual

Class A-1 Notes

"Actual/360", accrued from the prior payment date (or the closing date, in the case of the first payment date) to and excluding the current payment date.

Class A-2, A-3, A-4, B and C Notes

"30/360", accrued from and including the 15th day of the previous month (or the closing date, in the case of the first payment date) to and excluding the 15th day of the current month.

This means that, if there are no outstanding shortfalls in the payment of interest, the interest due on each payment date will be the product of:

1.   the outstanding principal balance;

2.   the interest rate; and

3. (i) in the case of the Class A-1 Notes, the actual number of days in the accrual period divided by 360; and

     (ii) in the case of the Class A-2, A-3, A-4, B and C Notes, 30 divided by 360 (in the case of the first payment date, [0] divided by 360).

Priority of Payments

From collections on the receivables (net of the portions of the servicing fee and other amounts payable to the receivables servicers) received during the prior calendar month, the trust will pay the following amounts on each payment date in the following order of priority:


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     (1)  Servicing Fee -- the servicing fee and any other amounts payable to the servicer (to the extent not retained from collections);

     (2) Other Trust Fees -- the fees and any other amounts payable to the indenture trustee, the owner trustee, and the administrator;

     (3) Class A Note Interest -- accrued and unpaid interest due on the Class A Notes for payment ratably to the Class A Noteholders;

     (4) First Allocation of Principal -- to the principal distribution account an amount equal to the excess, if any, of (x) the aggregate principal balance of the Class A Notes over (y) the aggregate adjusted principal balance of the receivables as of the end of the related collection period;

     (5) Class B Note Interest -- accrued and unpaid interest due on the Class B Notes;

     (6) Second Allocation of Principal -- to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the Class A Notes and the Class B Notes over (y) the aggregate adjusted principal balance of the receivables as of the end of the related collection period minus (2) any amount deposited into the principal distribution account pursuant to the fourth item above;

     (7) Class C Note Interest -- accrued and unpaid interest due on the Class C Notes;

     (8) Third Allocation of Principal -- to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the Class A Notes, the Class B Notes and the Class C Notes over (y) the aggregate adjusted principal balance of the receivables as of the end of the related collection period, minus (2) any amounts deposited into the principal distribution account pursuant to the fourth and sixth items above;

     (9) Class D Note Interest -- accrued and unpaid interest due on the Class D Notes;

     (10) Regular Allocation of Principal -- to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the Class A Notes, Class B Notes, Class C Notes and Class D Notes over (y) (A) the aggregate adjusted principal balance of the receivables as of the end of the related collection period, minus (B) the target overcollateralization level with respect to such payment date, minus (2) any amounts deposited into the principal distribution account pursuant to the fourth, sixth and eighth items above; and

     (11) Residual -- any remaining funds to the certificateholders.

The adjusted principal balance of a receivable will be calculated on a monthly basis as follows:

     o if the interest rate borne by a receivable is at least equal to 6.75% per annum (a "non-discount receivable"), its adjusted principal balance will be its principal


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balance; and

     o if the interest rate borne by a receivable is less than 6.75% per annum (a "discount receivable"), its adjusted principal balance will be the present value of all scheduled payments on that receivable, discounted from the due date on a monthly basis at the rate of 6.75% per annum.

We use the concept of adjusted principal balance to determine the amount to be deposited in the principal distribution account as described above and to determine the overcollateralization calculations described in the prospectus supplement. As of the applicable cut-off date, the aggregate adjusted principal balance of the receivables was $2,013,319,286.18 which is less than the initial aggregate principal balance of the notes. As of the applicable cut-off date, the weighted average interest rate of the receivables, after giving effect to adjustments to the discount receivables, was 7.73% per annum.

Principal Payments

The aggregate amount of principal payments to be made on all outstanding classes of notes on each payment date from the principal distribution account will generally be allocated among the notes, concurrently, in a manner intended generally to maintain credit support for each such class (after giving effect to such allocation) in an amount equal to the greater of (i) the target overcollateralization level and (ii) the following respective approximate percentages of the aggregate adjusted principal balance of the receivables as of the end of the related collection period: 10.15% for the Class A Notes; 6.65% for the Class B Notes; 5.25% for the Class C Notes; and 1.40% for the Class D Notes. As a result of this allocation, after the credit support for each class is met, the most subordinate class of outstanding notes may receive a disproportionately larger percentage of principal distributions than more senior classes of outstanding notes.

The amount of principal payments allocated to the Class A Notes on each payment date will generally be applied in the following order of priority:

(i)  to the Class A-1 Notes, until paid in full;

(ii) to the Class A-2A Notes and the Class A-2B Notes, on a pro rata basis, until each such class is paid in full;

(iii) to the Class A-3 Notes, until paid in full; and

(iv) to the Class A-4 Notes, until paid in full.

However, the following exceptions to these general rules will apply:

o Until the Class A-1 Notes have been paid in full, all amounts available in the principal distribution account will be applied to the Class A-1 Notes, and no such amounts will be allocated to any other class of notes.

o If the payment date is a final scheduled payment date for a class of notes, principal payments will be made first to that class of notes until that class is paid in full.

o If, on any payment date, the annualized three month average net loss ratio exceeds


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          o 1.5% if that payment date is on or before the payment date in
          October 2005;

          o 2.0% if that payment date is after the payment date in October 2005 but not after the payment date in October 2007; and

          o 2.5% if such payment date is on or after the payment date in November 2007,

then on such payment date and each subsequent payment date until that ratio is reduced to or below that level, the trust will pay principal in respect of the notes, sequentially, starting with the most senior and earliest maturing class of notes then outstanding (with respect to the subclasses of Class A Notes, the order of priority of payment will not change) until that class is paid in full, and so on.

o Any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on (1) the Class B Notes (up to the amount of the full target payment on the Class B Notes) before the principal payment on the Class A Notes is reduced; (2) the Class C Notes (up to the amount of the full target payment on the Class C Notes) before the principal payment on the Class B Notes is reduced; and
     (3) the Class D Notes (up to the amount of the full target payment on the Class D Notes) before the principal payment on the Class C Notes is reduced.

o    Following the occurrence of

          o an event of default relating to default in the payment of principal or interest on any note or the occurrence of an event of insolvency or dissolution that has resulted in an acceleration of the Notes, prior to any liquidation of the receivables; or

          o any other event of default that has resulted in an acceleration of the Notes, prior to any liquidation of the receivables; or

          o any event of default that has resulted in an acceleration of the notes, following the liquidation of the receivables,

     then, in each such case, principal payments on the notes will be made in the order of priority as described under "Application of Available Collections--Priority of Payments Following Events of Default Resulting in Acceleration of the Notes" and "Description of the Notes--Certain Provisions of the Indenture--Rights upon Event of Default" in the prospectus supplement.

Credit Enhancement

The credit enhancement for the securities will be as follows:

Class A Notes       Subordination of the Class B Notes, the Class C Notes, and
                    the Class D Notes to the extent provided in the prospectus supplement; and overcollateralization;

Class B Notes       Subordination of the Class C Notes and the Class D Notes
                    to the extent provided in the prospectus supplement; and overcollateralization; and

Class C Notes       Subordination of the Class D Notes to the extent provided
                    in


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                    the prospectus supplement; and overcollateralization.

Subordination of Principal and Interest

As long as the Class A Notes remain outstanding, (1) payments of interest on the Class B Notes are subordinated to payments of interest and, under certain circumstances, principal on the Class A Notes, and (2) payments of principal on the Class B Notes are subordinated to payments of interest and principal on the Class A Notes and payments of interest on the Class B Notes.

As long as the Class B Notes remain outstanding, (1) payments of interest on the Class C Notes are subordinated to payments of interest and, under certain circumstances, principal on the Class A Notes and the Class B Notes, and (2) payments of principal on the Class C Notes are subordinated to payments of interest and principal on the Class A Notes and the Class B Notes and payments of interest on the Class C Notes.

As long as the Class C Notes remain outstanding, (1) payments of interest on the Class D Notes are subordinated to payments of interest and, under certain circumstances, principal on the Class A Notes, the Class B Notes and the Class C Notes and (2) payments of principal on the Class D Notes are subordinated to payments of interest and principal on the Class A Notes, the Class B Notes and the Class C Notes and payments of interest on the Class D Notes.

As long as the Class D Notes remain outstanding, payments on the certificates are subordinated to payments of interest and principal on the Class A Notes, Class B Notes, Class C Notes and Class D Notes.

For a more detailed discussion of the subordination of the securities and the priority of payments, including changes to the priority after certain events of default, you should read "Description of the Notes - Payments of Interest", " - Payments of Principal", and " - Subordination of the Class B Notes and the Class C Notes" in the prospectus supplement.

Overcollateralization

The overcollateralization amount is the amount, if any, by which the aggregate adjusted principal balance of the receivables exceeds the aggregate principal balance of the notes. Initially, however, the aggregate principal balance of the notes will exceed the aggregate adjusted principal balance of the receivables by an amount equal to approximately 1.75% of the aggregate adjusted principal balance of the receivables as of the applicable cut-off date. As of the applicable cut-off date, the aggregate adjusted principal balance of the receivables was $2,013,319,286.18 which is less than the initial aggregate principal balance of the notes.

However, Item 10 of "Priority of Payments" above is intended to result in the application of all remaining funds, including any "excess spread", to achieve and maintain the target overcollateralization level. This application is expected to result in the payment of more principal of the notes in most months than the amount of principal paid on the receivables in the related period. To the extent that the aggregate principal balance of the notes is paid down to create an overcollateralization amount equal to the target overcollateralization level, credit enhancement in the form of overcollateralization is created.

The target overcollateralization level is intended to absorb anticipated losses on the receivables, but we cannot assure you that it will be sufficient to absorb any or all actual losses on the receivables. The target overcollateralization level on each payment date will be an amount


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equal to the greater of (x) 1.4% of the aggregate adjusted principal balance of the receivables as of the end of the related collection period or (y) $20,133,192.86, which amount is equal to approximately 1.0% of the initial aggregate adjusted principal balance of the receivables.

Optional Prepayment

The servicer has the option to purchase the outstanding receivables on any payment date on which the aggregate principal balance of the receivables as of the end of the related collection period has declined to 10% or less of their applicable cut-off date principal balance. The servicer may exercise its purchase option only if the purchase price is sufficient to pay the full amount of unpaid principal and accrued and unpaid interest (including interest on any past due interest, to the extent lawful) in respect of all the notes. Upon such purchase, your notes will be prepaid in full.

Final Scheduled Payment Dates

The trust is required to pay the entire principal amount of each class of notes, to the extent not previously paid, on the respective final scheduled payment dates specified on the cover page of the prospectus supplement.

Property of the Trust

The property of the trust will include the following:

     o the receivables and the collections on the receivables on or after the applicable cut-off date other than the interest portion of any payments that were due;

     o    security interests in the vehicles financed by the receivables;

     o    certain bank accounts; and

     o rights to proceeds under insurance policies that cover the obligors under the receivables or the vehicles financed by the receivables.

Composition of the Receivables

The composition of the receivables as of the applicable cut-off date is as follows:

o  Aggregate Principal                  $2,151,834,664.38
   Balance..................
o  Number of
   Receivables..............                      125,936
o  Average Principal
   Balance..................                   $17,086.73
       (Range)..............          $51.97 - $83,846.66
o  Average Original
   Amount Financed..........                   $22,731.55
       (Range)..............         $260.74 - $90,777.10
o  Weighted Average
   Contract Rate............                        3.97%
       (Range)..............               0.00% - 29.97%
o  Weighted Average
   Adjusted Contract Rate...                        7.73%
o  Weighted Average
   Original Term............                    62 months
       (Range)..............       12 months to 94 months
o  Weighted Average
   Remaining Term...........                    46 months
       (Range)..............         1 month to 72 months
o  Percentage of Aggregate
   Principal Balance of
   Receivables for
   New/Used Vehicles........                 91.93%/8.07%

Ratings

It is a condition to the issuance of the securities that:

     o the Class A-1 Notes be rated in the highest short-term rating category by at least two nationally recognized rating agencies;


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     o    the Class A-2 Notes be rated in the highest long-term rating category by at least two nationally recognized rating agencies;

     o the Class A-3 Notes be rated in the highest long-term rating category by at least two nationally recognized rating agencies;

     o the Class A-4 Notes be rated in the highest long-term rating category by at least two nationally recognized rating agencies;

     o the Class B Notes be rated in at least the "A" category (or its equivalent) by at least two nationally recognized rating agencies; and

     o the Class C Notes be rated in at least the "BBB" category (or its equivalent) by at least two nationally recognized rating agencies.

A rating is not a recommendation to purchase, hold or sell the offered notes, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The ratings of the offered notes address the likelihood of the payment of principal and interest on the offered notes according to their terms. A rating agency rating the offered notes may lower or withdraw its rating in the future, in its discretion, as to any class of the offered notes.

Money Market Eligibility

The Class A-1 Notes will be eligible securities for purchase by money market funds under paragraph (a)(10) of Rule 2a-7 under the Investment Company Act of 1940, as amended. A fund should consult with its advisor regarding the eligibility of the Class A-1 Notes under Rule 2a-7 and the fund's investment policies and objectives.

Minimum Denominations

$1,000 and integral multiples thereof.

Registration, Clearance and Settlement

Book-entry through DTC/Clearstream/Euroclear.

Tax Status

Opinions of Counsel

Sidley Austin Brown & Wood LLP will deliver its opinion that for federal income tax purposes:

     o    the offered notes will be characterized as debt; and

     o the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.

Investor Representations

The trust agrees, and you agree by your purchase, to treat the notes as indebtedness for federal income tax purposes.


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Employee Benefit Plan Considerations

The offered notes will generally be eligible for purchase by employee benefit plans, subject to the considerations discussed under "Employee Benefit Plan Considerations" in the prospectus supplement and the prospectus.

Investor Information -- Mailing Address and Telephone Number

The mailing address of the principal executive offices of Bear Stearns Asset Backed Funding II Inc. is 383 Madison Avenue, New York, New York 10179. Its telephone number is (212) 272-3311.

Whole Auto Loan Trust 2004-1
Computational Materials
------------------------------------------------------------------------------


                             THE RECEIVABLES POOL

     The trust will own a pool of receivables consisting of retail installment sale contracts and loans secured by security interests in the new and used automobiles and light-duty trucks financed by those contracts. The pool will consist of the receivables acquired by the sellers prior to the closing date, which the sellers will in turn sell to the depositor. The depositor will simultaneously sell those receivables to the trust on the closing date. The receivables will include payments on the receivables that are made on or after applicable Cut-off Date, exclusive of interest payments due prior to October 1, 2004. The Cut-off Date for the Ford Credit receivables and the GMAC receivables is October 1, 2004. The Cut-off Date for the DCS receivables is September 27, 2004.

Criteria Applicable to Selection of Receivables

     The receivables were selected for inclusion in the pool by several criteria, some of which are set forth in the prospectus under "The Receivables Pools". These criteria include the requirement that each receivable:

o has not been identified on the computer files of the related receivables servicer as relating to an obligor who was in bankruptcy proceedings as of the applicable Cut-off Date;

o has no payment more than 60 days past due as of the applicable Cut-off Date, calculated in accordance with the applicable receivables servicer's customary procedures; and

o has a remaining principal balance, as of the applicable Cut-off Date, of at least $51.97.

     No selection procedures believed by the depositor to be adverse to the noteholders were utilized in selecting the receivables. No receivable has a scheduled maturity later than September 8, 2010.

     The composition of the receivables as of the applicable Cut-off Date is as follows:




                                                                                     Weighted Average
                                           Percent of                               Remaining Term As
                         Number of      Applicable Cut-off     Weighted Average     of the Applicable
Originator/Acquirer     Receivables     Date Pool Balance       Original Term         Cut-off Date
-------------------  ---------------  ---------------------  -------------------  ---------------------
DCS                       42,316              33.32%               64 Months             52 Months

Ford Credit               48,841              33.32%               60 Months             41 Months

GMAC                      34,779              33.36%               61 Months             47 Months
                     ---------------  ---------------------  -------------------  ---------------------
   Aggregate             125,936             100.00%               62 Months             46 Months
                     ===============  =====================  ===================  =====================


   o   Aggregate Principal
       Balance......................................    $2,151,834,664.38
   o   Number of
       Receivables..................................    125,936
   o   Average Principal
       Balance......................................    $17,086.73
          (Range)...................................    $51.97 - $83,846.66

Whole Auto Loan Trust 2004-1
Computational Materials
------------------------------------------------------------------------------


   o   Average Original
       Amount Financed..............................    $22,731.55
          (Range)...................................    $260.74 - $90,777.10
   o   Weighted Average
       Contract Rate................................    3.97%
          (Range)...................................    0.00% - 29.97%
   o   Weighted Average Adjusted
       Contract Rate................................    7.73%
   o   Weighted Average
       Original Term................................    62 months
          (Range)...................................    12 months to 94 months
   o   Weighted Average
       Remaining Term...............................    46 months
          (Range)...................................    1 month to 72 months
   o   Percentage of Aggregate Principal Balance
       of Receivables for New/Used Vehicles.........    91.93% / 8.07%

The geographic distribution and distribution by Contract Rate of the receivables as of the applicable Cut-off Date are set forth in the following tables.

 Geographic Distribution of the Receivables as of the applicable Cut-off Date


                                                  Percentage                                                       Percentage
                                                      of                                                               of
                                                  Aggregate                                                        Aggregate
                  Number of                       Principal                       Number of                        Principal
State (1)        Receivables  Principal Balance   Balance(2)   State (1)         Receivables   Principal Balance   Balance(2)
---------------- -----------  -----------------   ----------   ---------         -----------   -----------------   ----------
Alabama.........     2,330     $42,352,238.38       1.97%      Nebraska........       498          $7,596,194.87        0.35%
Alaska..........       299       5,797,341.89       0.27%      Nevada..........       626          14,100,677.44        0.66%
Arizona.........     2,211      43,337,498.66       2.01%      New Hampshire...       849          13,028,936.33        0.61%
Arkansas........       162       2,195,289.36       0.10%      New Jersey......     3,003          45,731,290.02        2.13%
California......    14,386     272,461,171.70      12.66%      New Mexico......     1,018          17,926,781.73        0.83%
Colorado........     1,972      36,339,789.56       1.69%      New York........     4,024          58,366,233.86        2.71%
Connecticut.....     1,277      19,820,277.27       0.92%      North Carolina..     4,347          71,768,439.70        3.34%
Delaware........       300       4,410,842.58       0.20%      North Dakota....       286           4,924,901.27        0.23%
Florida.........     8,340     143,458,178.77       6.67%      Ohio............     7,125          99,187,240.12        4.61%
Georgia.........     4,691      86,595,256.91       4.02%      Oklahoma........     1,721          30,310,424.25        1.41%
Hawaii..........       324       5,463,842.61       0.25%      Oregon..........     1,336          22,184,796.24        1.03%
Idaho...........       587      11,785,377.08       0.55%      Pennsylvania....     4,848          70,103,681.66        3.26%
Illinois........     5,000      78,814,764.23       3.66%      Rhode Island....       229           3,391,920.33        0.16%
Indiana.........     2,779      45,290,642.07       2.10%      South Carolina..     1,779          31,250,940.64        1.45%
Iowa............       882      13,249,609.10       0.62%      South Dakota....       269           4,494,414.95        0.21%
Kansas..........     1,378      24,240,162.02       1.13%      Tennessee.......     1,654          32,532,755.52        1.51%
Kentucky........     1,314      21,591,003.56       1.00%      Texas...........    15,217         278,632,140.86       12.95%
Louisiana.......     2,450      44,165,548.29       2.05%      Utah............       620          12,255,986.35        0.57%
Maryland........     1,648      25,391,855.02       1.18%      Vermont.........       301           4,399,520.46        0.20%
Massachusetts...     1,041      15,281,620.93       0.71%      Virginia........     3,239          56,282,692.83        2.62%
Michigan........     6,727     112,209,722.04       5.21%      Washington......     1,870          34,772,656.65        1.62%
Minnesota.......     2,218      37,767,179.13       1.76%      Washington DC...        40             555,068.61        0.03%
Mississippi.....     1,721      30,382,410.30       1.41%      West Virginia...       655          10,587,115.45        0.49%
Missouri........     3,513      56,587,101.30       2.63%      Wisconsin.......     2,090          34,013,245.80        1.58%
Montana.........       436       8,485,780.39       0.39%      Wyoming.........       306           5,962,105.29        0.28%
                                                                                 -----------   -----------------   ----------
                                                                 TOTALS           125,936      $2,151,834,664.38      100.00%
                                                                                 ===========   =================   ==========


--------------
(1) Based on the billing addresses of the obligors as of the applicable Cut-off Date.
(2) May not add to 100% due to rounding.

Whole Auto Loan Trust 2004-1
Computational Materials
------------------------------------------------------------------------------



 Distribution by Contract Rate of the Receivables as of the applicable Cut-off Date

                                                                                       Percentage of
                                                                                         Aggregate
                                          Number of                                      Principal
Range of Contract Rates (%)              Receivables         Principal Balance           Balance (1)
-------------------------------------  -----------------  -----------------------  --------------------
    0.000 - 0.000..................         44,827            $857,224,750.60              39.84%
    0.001 - 0.499..................              3                  52,613.24               0.00%
    0.500 - 0.999..................          2,228              19,413,006.44               0.90%
    1.500 - 1.999..................          7,597             174,790,025.12               8.12%
    2.000 - 2.499..................             28                 468,625.59               0.02%
    2.500 - 2.999..................          5,979             115,160,389.32               5.35%
    3.000 - 3.499..................             71               1,376,441.92               0.06%
    3.500 - 3.999..................          5,632             101,684,819.80               4.73%
    4.000 - 4.499..................          1,400              23,202,024.71               1.08%
    4.500 - 4.999..................          7,595             124,667,770.87               5.79%
    5.000 - 5.499..................          2,387              44,437,670.61               2.07%
    5.500 - 5.999..................          7,325             115,212,787.41               5.35%
    6.000 - 6.499..................          2,269              41,746,587.52               1.94%
    6.500 - 6.999..................          5,191              83,340,778.87               3.87%
    7.000 - 7.499..................          1,849              30,416,834.73               1.41%
    7.500 - 7.999..................          3,711              52,810,700.19               2.45%
    8.000 - 8.499..................          1,748              25,630,210.11               1.19%
    8.500 - 8.999..................          3,244              44,824,253.33               2.08%
    9.000 - 9.499..................          1,487              21,123,967.70               0.98%
    9.500 - 9.999..................          2,860              37,238,969.91               1.73%
   10.000 - 10.499.................          1,314              18,452,223.27               0.86%
   10.500 - 10.999.................          2,351              31,609,347.96               1.47%
   11.000 - 11.499.................          1,209              17,429,304.23               0.81%
   11.500 - 11.999.................          2,069              28,309,714.64               1.32%
   12.000 - 12.499.................          1,238              16,986,382.92               0.79%
   12.500 - 12.999.................          1,742              23,514,485.05               1.09%
   13.000 - 13.499.................            820              10,364,637.26               0.48%
   13.500 - 13.999.................          1,102              14,199,474.65               0.66%
   14.000 - 14.499.................            651               8,280,886.67               0.38%
   14.500 - 14.999.................            993              11,404,664.37               0.53%
   15.000 - 15.499.................            571               6,863,224.75               0.32%
   15.500 - 15.999.................            584               6,920,137.11               0.32%
   16.000 - 16.499.................            435               5,112,070.17               0.24%
   16.500 - 16.999.................            519               6,638,917.37               0.31%
   17.000 - 17.499.................            301               3,649,767.75               0.17%
   17.500 - 17.999.................            506               6,007,140.42               0.28%
   18.000 - 18.499.................            525               6,303,003.63               0.29%
   18.500 - 18.999.................            266               2,802,411.71               0.13%
   19.000 - 19.499.................            109               1,191,690.45               0.06%
   19.500 - 19.999.................            213               2,161,046.19               0.10%
   20.000 - 20.499.................            335               3,449,625.69               0.16%
   20.500 - 20.999.................            144               1,383,703.56               0.06%
   21.000 - 21.499.................            150               1,157,932.92               0.05%
   21.500 - 21.999.................            107                 971,717.03               0.05%
   22.000 - 22.499.................             42                 336,040.17               0.02%
   22.500 - 22.999.................             39                 312,626.29               0.01%
   23.000 - 23.499.................             25                 164,368.85               0.01%
   23.500 - 23.999.................             37                 302,050.77               0.01%
   24.000 - 24.499.................             25                 191,244.39               0.01%
   24.500 - 24.999.................             27                 227,664.26               0.01%
   25.000 - 25.499.................             21                 114,765.97               0.01%
   25.500 - 25.999.................             12                  54,166.90               0.00%
   26.000 - 26.499.................              4                  23,027.21               0.00%
   26.500 - 26.999.................              7                  56,792.21               0.00%
   27.000 - 27.499.................              4                  24,630.08               0.00%
   27.500 - 27.999.................              2                   3,999.66               0.00%
   28.000 - 28.499.................              1                   6,227.89               0.00%
   29.000 - 29.499.................              1                  10,855.22               0.00%
   29.500 - 29.999.................              4                  19,466.75               0.00%
                                       -----------------  -----------------------  --------------------
TOTALS                                     125,936          $2,151,834,664.38             100.00%
                                       =================  =======================  ====================
----------------
(1) May not add to 100.00% due to rounding.

Whole Auto Loan Trust 2004-1
Computational Materials
------------------------------------------------------------------------------


     The tables (collectively, the "ABS Tables") captioned "Percent of Initial Principal Amount at Various ABS Percentages" has been prepared on the basis of the characteristics of the receivables. The ABS Tables assume that --

     o the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

     o Available Collections earn reinvestment income at a rate of 1.00% per annum for each month beginning in the second Collection Period;

     o each scheduled monthly payment on the receivables is made on the 15th day of each month and each month has 30 days;

     o payments on the notes are made on each payment date beginning on November 15, 2004 (and each payment date is assumed to be the 15th day of the applicable month), as described under "Application of Available Collections--Priority of Payments" in the prospectus supplement;

     o    no event of default occurs;

     o the notes are issued on November 9, 2004 and will begin to accrue interest on that date; and

     o except as otherwise specified, the servicer exercises its option to purchase the receivables on the earliest payment date on which it is permitted to do so.

     The ABS Tables indicate the projected weighted average life of each class of offered notes and sets forth the percent of the initial principal amount of each class of offered notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

     The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, weighted average Contract Rate of interest, weighted average original term to maturity and weighted average remaining term to maturity as of the cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. The pools have an assumed cut-off date of October 1, 2004.


                                                   Weighted Average        Weighted Average          Weighted Average
                            Aggregate              Contract Rate of        Original Term to         Remaining Term to
       Pool             Principal Balance              Interest           Maturity (In Months)      Maturity (In Months)
-------------------  -----------------------  -----------------------  ------------------------  -------------------------
1..............         $    7,789,704.79               9.9450%                       56                        9
2..............             19,730,387.32              10.7020%                       52                       19
3..............             56,206,026.38              11.3530%                       56                       32
4..............            199,350,087.64              11.0620%                       61                       43
5..............            135,218,338.63              10.1850%                       68                       55
6..............             96,983,407.82               9.7290%                       72                       66


                                     W-14




Whole Auto Loan Trust 2004-1
Computational Materials
------------------------------------------------------------------------------




                                                   Weighted Average        Weighted Average          Weighted Average
                            Aggregate              Contract Rate of        Original Term to         Remaining Term to
       Pool             Principal Balance              Interest           Maturity (In Months)      Maturity (In Months)
-------------------  -----------------------  -----------------------  ------------------------  -------------------------
7..............             16,257,456.42               0.4250%                       40                        7
8..............             54,636,154.22               0.5110%                       42                       18
9..............            146,486,869.12               0.4950%                       57                       33
10.............            557,046,488.91               0.2660%                       59                       43
11.............            323,923,561.36               1.0200%                       65                       55
12.............             68,758,880.28               1.4340%                       72                       64
13.............              3,076,932.06               5.0790%                       50                        9
14.............             11,256,801.16               4.9320%                       47                       20
15.............             62,024,631.22               4.8420%                       57                       31
16.............            137,412,829.29               4.9290%                       59                       43
17.............            135,037,392.75               4.9010%                       64                       55
18.............             65,442,322.64               5.1690%                       72                       66
19.............                181,348.14               6.4020%                       35                        8
20.............                855,471.98               6.3970%                       41                       20
21.............              4,044,662.76               6.4260%                       55                       32
22.............              8,920,370.62               6.4150%                       61                       44
23.............             17,453,176.18               6.3810%                       68                       56
24.............             23,741,362.69               6.4190%                       72                       67
                     -----------------------
Total..........         $2,151,834,664.38
                     =======================


The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the weighted average original and weighted average remaining terms to maturity of the receivables are as assumed. Any difference between those assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of offered notes.

Whole Auto Loan Trust 2004-1
Computational Materials
------------------------------------------------------------------------------

        Percent of Initial Principal Amount at Various ABS Percentages


                                                              Class A-1 Notes
                                          ------------------------------------------------------
Payment Date                              0.00%     1.00%    1.20%     1.35%     1.50%    1.70%
----------------------------------------  -----     -----    -----     -----     -----    -----
Closing Date...........................    100       100      100       100       100      100
November 15, 2004......................     90        86       85        84        83       81
December 15, 2004......................     81        72       70        68        66       63
January 15, 2005.......................     72        59       56        53        50       46
February 15, 2005......................     63        46       42        38        35       29
March 15, 2005.........................     53        33       28        24        19       13
April 15, 2005.........................     44        20       14        10         5        0
May 15, 2005...........................     35         8        1         0         0        0
June 15, 2005..........................     26         0        0         0         0        0
July 15, 2005..........................     17         0        0         0         0        0
August 15, 2005........................      9         0        0         0         0        0
September 15, 2005.....................      0         0        0         0         0        0
October 15, 2005.......................      0         0        0         0         0        0
November 15, 2005......................      0         0        0         0         0        0
December 15, 2005......................      0         0        0         0         0        0
January 15, 2006.......................      0         0        0         0         0        0
February 15, 2006......................      0         0        0         0         0        0
March 15, 2006.........................      0         0        0         0         0        0
April 15, 2006.........................      0         0        0         0         0        0
May 15, 2006...........................      0         0        0         0         0        0
June 15, 2006..........................      0         0        0         0         0        0
July 15, 2006..........................      0         0        0         0         0        0
August 15, 2006........................      0         0        0         0         0        0
September 15, 2006.....................      0         0        0         0         0        0
October 15, 2006.......................      0         0        0         0         0        0
November 15, 2006......................      0         0        0         0         0        0
December 15, 2006......................      0         0        0         0         0        0
January 15, 2007.......................      0         0        0         0         0        0
February 15, 2007......................      0         0        0         0         0        0
March 15, 2007.........................      0         0        0         0         0        0
April 15, 2007.........................      0         0        0         0         0        0
May 15, 2007...........................      0         0        0         0         0        0
June 15, 2007..........................      0         0        0         0         0        0
July 15, 2007..........................      0         0        0         0         0        0
August 15, 2007........................      0         0        0         0         0        0
September 15, 2007.....................      0         0        0         0         0        0
October 15, 2007.......................      0         0        0         0         0        0
November 15, 2007......................      0         0        0         0         0        0
December 15, 2007......................      0         0        0         0         0        0
January 15, 2008.......................      0         0        0         0         0        0
February 15, 2008......................      0         0        0         0         0        0
March 15, 2008.........................      0         0        0         0         0        0
April 15, 2008.........................      0         0        0         0         0        0
May 15, 2008...........................      0         0        0         0         0        0
June 15, 2008..........................      0         0        0         0         0        0
July 15, 2008..........................      0         0        0         0         0        0
Weighted Average Life to Call(1)(2)....     0.43      0.29     0.26      0.25      0.23     0.21
Weighted Average Life to Maturity(1)...     0.43      0.29     0.26      0.25      0.23     0.21





                                                         Class A-2A Notes
                                          ------------------------------------------------------
Payment Date                              0.00%     1.00%    1.20%     1.35%     1.50%    1.70%
----------------------------------------  -----     -----    -----     -----     -----    -----
Closing Date...........................     100      100      100       100       100      100
November 15, 2004......................     100      100      100       100       100      100
December 15, 2004......................     100      100      100       100       100      100
January 15, 2005.......................     100      100      100       100       100      100
February 15, 2005......................     100      100      100       100       100      100
March 15, 2005.........................     100      100      100       100       100      100
April 15, 2005.........................     100      100      100       100       100       98
May 15, 2005...........................     100      100      100        97        92       85
June 15, 2005..........................     100       97       91        86        82       75
July 15, 2005..........................     100       88       82        77        72       65
August 15, 2005........................     100       80       74        68        63       55
September 15, 2005.....................     100       72       65        60        54       45
October 15, 2005.......................      95       64       57        51        45       36
November 15, 2005......................      88       57       49        43        36       27
December 15, 2005......................      82       49       41        35        28       18
January 15, 2006.......................      76       42       34        27        20       10
February 15, 2006......................      69       35       26        19        12        2
March 15, 2006.........................      63       27       19        12         4        0
April 15, 2006.........................      57       20       11         4         0        0
May 15, 2006...........................      51       14        5         0         0        0
June 15, 2006..........................      45        7        0         0         0        0
July 15, 2006..........................      39        1        0         0         0        0
August 15, 2006........................      33        0        0         0         0        0
September 15, 2006.....................      28        0        0         0         0        0
October 15, 2006.......................      22        0        0         0         0        0
November 15, 2006......................      16        0        0         0         0        0
December 15, 2006......................      10        0        0         0         0        0
January 15, 2007.......................       4        0        0         0         0        0
February 15, 2007......................       0        0        0         0         0        0
March 15, 2007.........................       0        0        0         0         0        0
April 15, 2007.........................       0        0        0         0         0        0
May 15, 2007...........................       0        0        0         0         0        0
June 15, 2007..........................       0        0        0         0         0        0
July 15, 2007..........................       0        0        0         0         0        0
August 15, 2007........................       0        0        0         0         0        0
September 15, 2007.....................       0        0        0         0         0        0
October 15, 2007.......................       0        0        0         0         0        0
November 15, 2007......................       0        0        0         0         0        0
December 15, 2007......................       0        0        0         0         0        0
January 15, 2008.......................       0        0        0         0         0        0
February 15, 2008......................       0        0        0         0         0        0
March 15, 2008.........................       0        0        0         0         0        0
April 15, 2008.........................       0        0        0         0         0        0
May 15, 2008...........................       0        0        0         0         0        0
June 15, 2008..........................       0        0        0         0         0        0
July 15, 2008..........................       0        0        0         0         0        0
Weighted Average Life to Call(1)(2)....      1.58     1.15     1.06      1.00      0.94     0.86
Weighted Average Life to Maturity(1)...      1.58     1.15     1.06      1.00      0.94     0.86

     ----------------
     (1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

     (2) This calculation assumes that the servicer purchases the outstanding receivables on the earliest payment date on which it is permitted to do so.

     *    Indicates a number less than 0.5% but greater than 0.0%.

     The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.


Whole Auto Loan Trust 2004-1
Computational Materials
------------------------------------------------------------------------------


        Percent of Initial Principal Amount at Various ABS Percentages

                                                         Class A-2B Notes
                                           --------------------------------------------
Payment Date                               0.00%  1.00%   1.20%   1.35%   1.50%   1.70%
----------------------------------------   -----  -----   -----   -----   -----   -----
Closing Date...........................    100    100     100     100     100     100
November 15, 2004......................    100    100     100     100     100     100
December 15, 2004......................    100    100     100     100     100     100
January 15, 2005.......................    100    100     100     100     100     100
February 15, 2005......................    100    100     100     100     100     100
March 15, 2005.........................    100    100     100     100     100     100
April 15, 2005.........................    100    100     100     100     100      98
May 15, 2005...........................    100    100     100      97      92      85
June 15, 2005..........................    100     97      91      86      82      75
July 15, 2005..........................    100     88      82      77      72      65
August 15, 2005........................    100     80      74      68      63      55
September 15, 2005.....................    100     72      65      60      54      45
October 15, 2005.......................     95     64      57      51      45      36
November 15, 2005......................     88     57      49      43      36      27
December 15, 2005......................     82     49      41      35      28      18
January 15, 2006.......................     76     42      34      27      20      10
February 15, 2006......................     69     35      26      19      12       2
March 15, 2006.........................     63     27      19      12       4       0
April 15, 2006.........................     57     20      11       4       0       0
May 15, 2006...........................     51     14       5       0       0       0
June 15, 2006..........................     45      7       0       0       0       0
July 15, 2006..........................     39      1       0       0       0       0
August 15, 2006........................     33      0       0       0       0       0
September 15, 2006.....................     28      0       0       0       0       0
October 15, 2006.......................     22      0       0       0       0       0
November 15, 2006......................     16      0       0       0       0       0
December 15, 2006......................     10      0       0       0       0       0
January 15, 2007.......................      4      0       0       0       0       0
February 15, 2007......................      0      0       0       0       0       0
March 15, 2007.........................      0      0       0       0       0       0
April 15, 2007.........................      0      0       0       0       0       0
May 15, 2007...........................      0      0       0       0       0       0
June 15, 2007..........................      0      0       0       0       0       0
July 15, 2007..........................      0      0       0       0       0       0
August 15, 2007........................      0      0       0       0       0       0
September 15, 2007.....................      0      0       0       0       0       0
October 15, 2007.......................      0      0       0       0       0       0
November 15, 2007......................      0      0       0       0       0       0
December 15, 2007......................      0      0       0       0       0       0
January 15, 2008.......................      0      0       0       0       0       0
February 15, 2008......................      0      0       0       0       0       0
March 15, 2008.........................      0      0       0       0       0       0
April 15, 2008.........................      0      0       0       0       0       0
May 15, 2008...........................      0      0       0       0       0       0
June 15, 2008..........................      0      0       0       0       0       0
July 15, 2008..........................      0      0       0       0       0       0
Weighted Average Life to Call (1)(2)...     1.58   1.15    1.06    1.00    0.94    0.86
Weighted Average Life to Maturity(1)...     1.58   1.15    1.06    1.00    0.94    0.86





                                                           Class A-3 Notes
                                            ---------------------------------------
Payment Date                                0.00%   1.00%   1.20%   1.35%   1.50%  1.70%
----------------------------------------    -----   -----   -----   -----   -----  -----
Closing Date...........................     100     100     100     100     100    100
November 15, 2004......................     100     100     100     100     100    100
December 15, 2004......................     100     100     100     100     100    100
January 15, 2005.......................     100     100     100     100     100    100
February 15, 2005......................     100     100     100     100     100    100
March 15, 2005.........................     100     100     100     100     100    100
April 15, 2005.........................     100     100     100     100     100    100
May 15, 2005...........................     100     100     100     100     100    100
June 15, 2005..........................     100     100     100     100     100    100
July 15, 2005..........................     100     100     100     100     100    100
August 15, 2005........................     100     100     100     100     100    100
September 15, 2005.....................     100     100     100     100     100    100
October 15, 2005.......................     100     100     100     100     100    100
November 15, 2005......................     100     100     100     100     100    100
December 15, 2005......................     100     100     100     100     100    100
January 15, 2006.......................     100     100     100     100     100    100
February 15, 2006......................     100     100     100     100     100    100
March 15, 2006.........................     100     100     100     100     100     91
April 15, 2006.........................     100     100     100     100      95     80
May 15, 2006...........................     100     100     100      96      85     69
June 15, 2006..........................     100     100      97      87      75     59
July 15, 2006..........................     100     100      88      77      66     50
August 15, 2006........................     100      93      79      68      57     41
September 15, 2006.....................     100      84      70      60      48     32
October 15, 2006.......................     100      75      62      51      40     23
November 15, 2006......................     100      67      53      43      31     15
December 15, 2006......................     100      59      45      35      23      *
January 15, 2007.......................     100      51      37      27      16      0
February 15, 2007......................      97      43      30      19       9      0
March 15, 2007.........................      88      35      22      12       2      0
April 15, 2007.........................      79      27      15       5       0      0
May 15, 2007...........................      70      20       8       0       0      0
June 15, 2007..........................      61      13       2       0       0      0
July 15, 2007..........................      53       6       0       0       0      0
August 15, 2007........................      46       1       0       0       0      0
September 15, 2007.....................      39       0       0       0       0      0
October 15, 2007.......................      31       0       0       0       0      0
November 15, 2007......................      24       0       0       0       0      0
December 15, 2007......................      16       0       0       0       0      0
January 15, 2008.......................       8       0       0       0       0      0
February 15, 2008......................       1       0       0       0       0      0
March 15, 2008.........................       0       0       0       0       0      0
April 15, 2008.........................       0       0       0       0       0      0
May 15, 2008...........................       0       0       0       0       0      0
June 15, 2008..........................       0       0       0       0       0      0
July 15, 2008..........................       0       0       0       0       0      0
Weighted Average Life to Call (1)(2)...     2.78     2.24    2.11    2.00    1.89   1.74
Weighted Average Life to Maturity(1)...     2.78     2.24    2.11    2.00    1.89   1.74




     --------------
     (1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

     (2) This calculation assumes that the servicer purchases the outstanding receivables on the earliest payment date on which it is permitted to do so.

     *    Indicates a number less than 0.5% but greater than 0.0%.

     The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Whole Auto Loan Trust 2004-1
Computational Materials
------------------------------------------------------------------------------


        Percent of Initial Principal Amount at Various ABS Percentages

                                                          Class A-4 Notes
                                            ---------------------------------------
Payment Date                               0.00%  1.00%   1.20%   1.35%   1.50%   1.70%
----------------------------------------   -----  -----   -----   -----   -----   -----
Closing Date...........................     100    100     100     100     100     100
November 15, 2004......................     100    100     100     100     100     100
December 15, 2004......................     100    100     100     100     100     100
January 15, 2005.......................     100    100     100     100     100     100
February 15, 2005......................     100    100     100     100     100     100
March 15, 2005.........................     100    100     100     100     100     100
April 15, 2005.........................     100    100     100     100     100     100
May 15, 2005...........................     100    100     100     100     100     100
June 15, 2005..........................     100    100     100     100     100     100
July 15, 2005..........................     100    100     100     100     100     100
August 15, 2005........................     100    100     100     100     100     100
September 15, 2005.....................     100    100     100     100     100     100
October 15, 2005.......................     100    100     100     100     100     100
November 15, 2005......................     100    100     100     100     100     100
December 15, 2005......................     100    100     100     100     100     100
January 15, 2006.......................     100    100     100     100     100     100
February 15, 2006......................     100    100     100     100     100     100
March 15, 2006.........................     100    100     100     100     100     100
April 15, 2006.........................     100    100     100     100     100     100
May 15, 2006...........................     100    100     100     100     100     100
June 15, 2006..........................     100    100     100     100     100     100
July 15, 2006..........................     100    100     100     100     100     100
August 15, 2006........................     100    100     100     100     100     100
September 15, 2006.....................     100    100     100     100     100     100
October 15, 2006.......................     100    100     100     100     100     100
November 15, 2006......................     100    100     100     100     100     100
December 15, 2006......................     100    100     100     100     100     100
January 15, 2007.......................     100    100     100     100     100     100
February 15, 2007......................     100    100     100     100     100      91
March 15, 2007.........................     100    100     100     100     100      82
April 15, 2007.........................     100    100     100     100      93      73
May 15, 2007...........................     100    100     100      98      85      65
June 15, 2007..........................     100    100     100      90      76       0
July 15, 2007..........................     100    100      94      82      69       0
August 15, 2007........................     100    100      86      74      62       0
September 15, 2007.....................     100     93      79      67       0       0
October 15, 2007.......................     100     85      71       0       0       0
November 15, 2007......................     100     77      65       0       0       0
December 15, 2007......................     100     70       0       0       0       0
January 15, 2008.......................     100     63       0       0       0       0
February 15, 2008......................     100      0       0       0       0       0
March 15, 2008.........................      90      0       0       0       0       0
April 15, 2008.........................      80      0       0       0       0       0
May 15, 2008...........................      69      0       0       0       0       0
June 15, 2008..........................      64      0       0       0       0       0
July 15, 2008..........................       0      0       0       0       0       0
Weighted Average Life to Call (1)(2)...      3.60   3.17    3.01    2.86    2.75    2.53
Weighted Average Life to Maturity(1)...      3.94   3.47    3.31    3.18    3.02    2.79




                                                            Class B Notes
                                            ---------------------------------------
Payment Date                                 0.00%   1.00%   1.20%   1.35%   1.50%    1.70%
----------------------------------------     -----   -----   -----   -----   -----    -----
Closing Date...........................       100     100     100     100     100     100
November 15, 2004......................       100     100     100     100     100     100
December 15, 2004......................       100     100     100     100     100     100
January 15, 2005.......................       100     100     100     100     100     100
February 15, 2005......................       100     100     100     100     100     100
March 15, 2005.........................       100     100     100     100     100     100
April 15, 2005.........................       100     100     100     100     100      99
May 15, 2005...........................       100     100     100     100     100      94
June 15, 2005..........................       100     100     100     100      97      89
July 15, 2005..........................       100     100      98      95      93      84
August 15, 2005........................       100      97      93      91      88      80
September 15, 2005.....................       100      93      89      87      84      75
October 15, 2005.......................       100      89      85      83      79      71
November 15, 2005......................       100      85      81      78      75      66
December 15, 2005......................        98      82      78      74      71      62
January 15, 2006.......................        94      78      74      71      67      58
February 15, 2006......................        91      74      70      67      63      54
March 15, 2006.........................        88      71      67      63      60      51
April 15, 2006.........................        85      67      63      60      56      47
May 15, 2006...........................        82      64      60      56      52      44
June 15, 2006..........................        79      61      57      53      49      41
July 15, 2006..........................        77      58      53      50      46      38
August 15, 2006........................        74      55      50      47      43      35
September 15, 2006.....................        71      52      47      44      40      32
October 15, 2006.......................        68      49      45      41      37      29
November 15, 2006......................        65      46      42      38      34      26
December 15, 2006......................        62      44      39      36      32      24
January 15, 2007.......................        59      41      36      33      29      22
February 15, 2007......................        56      38      34      30      27      17
March 15, 2007.........................        53      36      31      28      25      11
April 15, 2007.........................        50      33      29      26      22       5
May 15, 2007...........................        47      31      27      24      19       0
June 15, 2007..........................        45      28      24      21      13       0
July 15, 2007..........................        42      26      22      17       8       0
August 15, 2007........................        39      24      20      12       3       0
September 15, 2007.....................        37      22      15       7       0       0
October 15, 2007.......................        34      19      10       0       0       0
November 15, 2007......................        32      14       5       0       0       0
December 15, 2007......................        29       9       0       0       0       0
January 15, 2008.......................        27       4       0       0       0       0
February 15, 2008......................        24       0       0       0       0       0
March 15, 2008.........................        22       0       0       0       0       0
April 15, 2008.........................        15       0       0       0       0       0
May 15, 2008...........................         8       0       0       0       0       0
June 15, 2008..........................         5       0       0       0       0       0
July 15, 2008..........................         0       0       0       0       0       0
Weighted Average Life to Call (1)(2)...        2.48    2.01    1.89    1.79    1.70    1.56
Weighted Average Life to Maturity(1)...        2.49    2.01    1.89    1.79    1.70    1.56


     --------------
     (1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

     (2) This calculation assumes that the servicer purchases the outstanding receivables on the earliest payment date on which it is permitted to do so.

     *    Indicates a number less than 0.5% but greater than 0.0%.

     The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Whole Auto Loan Trust 2004-1
Computational Materials
------------------------------------------------------------------------------

        Percent of Initial Principal Amount at Various ABS Percentages



                                                          Class C Notes
                                           --------------------------------------------
Payment Date                               0.00%  1.00%   1.20%   1.35%   1.50%   1.70%
---------------------------------------    -----  -----   -----   -----   -----   -----
Closing Date...........................     100    100     100     100     100     100
November 15, 2004......................     100    100     100     100     100     100
December 15, 2004......................     100    100     100     100     100     100
January 15, 2005.......................     100    100     100     100     100     100
February 15, 2005......................     100    100     100     100     100     100
March 15, 2005.........................     100    100     100     100     100     100
April 15, 2005.........................     100    100     100     100     100     100
May 15, 2005...........................     100    100     100     100     100      99
June 15, 2005..........................     100    100     100     100      97      94
July 15, 2005..........................     100    100      98      95      93      89
August 15, 2005........................     100     97      93      91      88      84
September 15, 2005.....................     100     93      89      87      84      80
October 15, 2005.......................     100     89      85      83      79      75
November 15, 2005......................     100     85      81      78      75      71
December 15, 2005......................      98     82      78      74      71      66
January 15, 2006.......................      94     78      74      71      67      62
February 15, 2006......................      91     74      70      67      63      58
March 15, 2006.........................      88     71      67      63      60      54
April 15, 2006.........................      85     67      63      60      56      51
May 15, 2006...........................      82     64      60      56      52      47
June 15, 2006..........................      79     61      57      53      49      44
July 15, 2006..........................      77     58      53      50      46      41
August 15, 2006........................      74     55      50      47      43      38
September 15, 2006.....................      71     52      47      44      40      35
October 15, 2006.......................      68     49      45      41      37      32
November 15, 2006......................      65     46      42      38      34      29
December 15, 2006......................      62     44      39      36      32      26
January 15, 2007.......................      59     41      36      33      29      14
February 15, 2007......................      56     38      34      30      27       3
March 15, 2007.........................      53     36      31      28      17       0
April 15, 2007.........................      50     33      29      22       6       0
May 15, 2007...........................      47     31      27      12       0       0
June 15, 2007..........................      45     28      16       2       0       0
July 15, 2007..........................      42     24       7       0       0       0
August 15, 2007........................      39     15       0       0       0       0
September 15, 2007.....................      37      6       0       0       0       0
October 15, 2007.......................      34      0       0       0       0       0
November 15, 2007......................      32      0       0       0       0       0
December 15, 2007......................      29      0       0       0       0       0
January 15, 2008.......................      27      0       0       0       0       0
February 15, 2008......................      15      0       0       0       0       0
March 15, 2008.........................       3      0       0       0       0       0
April 15, 2008.........................       0      0       0       0       0       0
May 15, 2008...........................       0      0       0       0       0       0
June 15, 2008..........................       0      0       0       0       0       0
July 15, 2008..........................       0      0       0       0       0       0
Weighted Average Life to Call (1)(2)...      2.44   1.95    1.83    1.73    1.64    1.51
Weighted Average Life to Maturity(1)...      2.44   1.95    1.83    1.73    1.64    1.51





                                                               Class D Notes
                                              ---------------------------------------------
Payment Date                                  0.00%   1.00%   1.20%   1.35%   1.50%   1.70%
---------------------------------------       -----   -----   -----   -----   -----   -----
Closing Date...........................        100     100     100     100     100     100
November 15, 2004......................        100     100     100     100     100     100
December 15, 2004......................        100     100     100     100     100     100
January 15, 2005.......................        100     100     100     100     100     100
February 15, 2005......................        100     100     100     100     100     100
March 15, 2005.........................        100     100     100     100     100     100
April 15, 2005.........................        100     100     100     100     100     100
May 15, 2005...........................        100     100     100     100     100      99
June 15, 2005..........................        100     100     100     100      97      92
July 15, 2005..........................        100     100      97      94      90      85
August 15, 2005........................        100      95      91      88      84      79
September 15, 2005.....................        100      90      86      82      78      72
October 15, 2005.......................        100      85      80      76      72      66
November 15, 2005......................        100      80      75      71      66      60
December 15, 2005......................         97      75      69      65      61      54
January 15, 2006.......................         92      70      64      60      55      49
February 15, 2006......................         88      65      59      55      50      43
March 15, 2006.........................         84      60      54      50      45      38
April 15, 2006.........................         80      55      50      45      40      33
May 15, 2006...........................         76      51      45      40      35      28
June 15, 2006..........................         72      47      41      36      31      23
July 15, 2006..........................         68      43      37      32      26      19
August 15, 2006........................         64      39      32      27      22      15
September 15, 2006.....................         60      35      28      23      18      11
October 15, 2006.......................         56      31      24      20      14       7
November 15, 2006......................         53      27      21      16      11       3
December 15, 2006......................         49      23      17      12       7       0
January 15, 2007.......................         45      19      13       9       4       0
February 15, 2007......................         41      16      10       5       *       0
March 15, 2007.........................         36      12       6       2       0       0
April 15, 2007.........................         32       9       3       0       0       0
May 15, 2007...........................         28       5       *       0       0       0
June 15, 2007..........................         24       2       0       0       0       0
July 15, 2007..........................         21       0       0       0       0       0
August 15, 2007........................         17       0       0       0       0       0
September 15, 2007.....................         14       0       0       0       0       0
October 15, 2007.......................         10       0       0       0       0       0
November 15, 2007......................          7       0       0       0       0       0
December 15, 2007......................          4       0       0       0       0       0
January 15, 2008.......................          *       0       0       0       0       0
February 15, 2008......................          0       0       0       0       0       0
March 15, 2008.........................          0       0       0       0       0       0
April 15, 2008.........................          0       0       0       0       0       0
May 15, 2008...........................          0       0       0       0       0       0
June 15, 2008..........................          0       0       0       0       0       0
July 15, 2008..........................          0       0       0       0       0       0
Weighted Average Life to Call (1)(2)...         2.12    1.63    1.52    1.44    1.35    1.25
Weighted Average Life to Maturity(1)...         2.12    1.63    1.52    1.44    1.35    1.25



     -------------
     (1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

     (2) This calculation assumes that the servicer purchases the outstanding receivables on the earliest payment date on which it is permitted to do so.

     *    Indicates a number less than 0.5% but greater than 0.0%.

     The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.